Operating assets and liabilities	12 Months Ended
Dec. 31, 2023
Subclassifications of assets, liabilities and equities [abstract]
Operating assets and liabilities	Operating assets and liabilities
3.1 Intangible assets

Amortisation and impairment losses
DKK million	2023	2022	2021
Cost of goods sold	982	846	844
Sales and distribution costs	9	34	39
Research and development costs	1,757	1,364	744
Administrative costs	41	19	11
Other operating income and expenses	459	96	1
Total amortisation and impairment losses	3,248	2,359	1,639
Total amortisation	1,834	1,599	1,066
Total impairment losses	1,414	760	573

DKK million	Goodwill	Intellectual property rights	Software and other intangibles	Total intangible assets
2023
Cost at the beginning of the year	4,615	49,731	5,281	59,627
Additions during the year	—	12,567	500	13,067
Disposals during the year	—	(1,629)	(158)	(1,787)
Effect of exchange rate adjustment	(151)	76	(39)	(114)
Cost at the end of the year	4,464	60,745	5,584	70,793
Amortisation and impairment losses at the beginning of the year	—	6,737	1,951	8,688
Amortisation for the year	—	1,621	213	1,834
Impairment losses for the year	—	1,776	20	1,796
Impairment losses reversed during the year	—	(382)	—	(382)
Amortisation and impairment losses reversed on disposals during the year	—	(1,629)	(16)	(1,645)
Effect of exchange rate adjustment	—	102	(6)	96
Amortisation and impairment losses at the end of the year	—	8,225	2,162	10,387
Carrying amount at the end of the year	4,464	52,520	3,422	60,406
2022
Cost at the beginning of the year	4,346	41,802	3,434	49,582
Additions from acquisition of businesses (note 5.3)[1]	—	5,766	492	6,258
Additions during the year	—	1,310	1,426	2,736
Disposals during the year	—	(151)	(33)	(184)
Effect of exchange rate adjustment[1]	269	1,004	(38)	1,235
Cost at the end of the year[1]	4,615	49,731	5,281	59,627
Amortisation and impairment losses at the beginning of the year	—	4,652	1,759	6,411
Amortisation for the year	—	1,404	195	1,599
Impairment losses for the year	—	760	—	760
Amortisation and impairment losses reversed on disposals during the year	—	(149)	(13)	(162)
Effect of exchange rate adjustment	—	70	10	80
Amortisation and impairment losses at the end of the year	—	6,737	1,951	8,688
Carrying amount at the end of the year[1]	4,615	42,994	3,330	50,939
1. Comparatives were restated to reflect change in provisional valuation of net identifiable assets from a business combination completed in 2022. Reference is made to note 5.3.
Description of material additions
2023 additions
Novo Nordisk acquired Ocedurenone for uncontrolled hypertension with potential application in cardiovascular and kidney disease from KBP Biosciences PTE., Ltd. Ocedurenone is an orally administered, small molecule, non-steroidal mineralocorticoid receptor antagonist (nsMRA) that is currently being examined in the phase 3 trial CLARION-CKD in patients with uncontrolled hypertension and advanced chronic kidney disease (CKD). The transaction has been accounted for as an asset acquisition, with DKK 5,650 million recognised in intellectual property rights.

Novo Nordisk acquired Inversago Pharma Inc. and obtained ownership of the development asset INV-202. INV-202, an oral CB1 inverse agonist, is designed to preferentially block the receptor protein CB1, which plays an important role in metabolism and appetite regulation. The transaction has been accounted for as an asset acquisition, with DKK 4,321 million recognised in intellectual property rights.

Novo Nordisk acquired Biocorp Production in a transaction accounted for as an asset acquisition with DKK 1,221 million recognised in intellectual property rights.

Of the total additions of intangible assets, DKK 500 million relates to internally generated software and other intangibles (DKK 544 million in 2022).

2022 additions
Additions from acquisition of businesses relates to Novo Nordisk’s acquisition of Forma Therapeutics Holdings, Inc., which primarily includes the lead candidate Etavopivat, which is recognised within intellectual property rights; refer to note 5.3 for details on the business combination.

Impairment test
Intangible assets other than goodwill
In 2023, an impairment loss of DKK 1,796 million (DKK 760 million in 2022) was recognised. The entire DKK 1,796 million (DKK 250 million in 2022) of the impairment was related to the Diabetes and Obesity care segment. DKK 382 million was recognised as a reversal of prior impairment related to Rare disease (DKK 510 million impairment loss in 2022). The entire impairment loss in 2023, including the reversal of prior impairment, was recognised in research and development costs (DKK 760 million in research and development costs in 2022). The impairment was a result of Management’s review of expectations related to intellectual property rights not yet in use.

No impairment related to marketable products was identified in 2023 or in 2022.

Goodwill
As of 31 December 2023, goodwill is allocated to the segments Diabetes and Obesity care DKK 4,018 million (DKK 4,154 million in 2022) and Rare Disease DKK 446 million (DKK 461 million in 2022). No impairment of goodwill was recognised in 2023 or 2022 as the annual impairment test showed that the estimated recoverable amount in the forecast period exceeded the carrying amount of the cash-generating units to which goodwill was allocated.

Goodwill is monitored for impairment at the operating segment level, which is the lowest level CGU to which consolidated goodwill is allocated and monitored by Management. CGUs are therefore defined as Novo Nordisk's business segments, Diabetes and Obesity care and Rare disease. The recoverable amount is estimated using an income-approach and is based on discounted cash flow projections. The applied post-tax discount rates for Diabetes and Obesity care and Rare diseases are 7.0% (Pre-tax discount rate of 8.3%). Cash flow projections are based on budgets approved by Management. The forecast period for Diabetes and Obesity care, and Rare diseases is 9 years.

The discounted cash flow from the budget and forecast period significantly exceeds the carrying amount of goodwill.

The key assumptions and sensitivities are Novo Nordisk’s volume market share, growth rates, pricing, development of new markets and the success rate for introducing new products and treatments. Sensitivities are affected by external factors such as market and generic competition, and price regulation.

The value assigned to key assumptions reflects past experience adjusted for market specific risks or expected changes. Fair value is determined using largely unobservable inputs.

Other intangible assets disclosures
Intangible assets with an indefinite useful life and intangible assets not yet available for use amount to DKK 34,012 million (DKK 27,536 million in 2022), primarily intellectual property rights and goodwill. The carrying amount of internally generated intangible assets amounts to DKK 1,277 million at end of 2023 (DKK 1,017 million in 2022).

Intellectual property rights include DKK 5,650 million related to Ocedurenone (acquired in 2023), DKK 5,740 million related to Etavopivat (DKK 5,546 million in 2022), DKK 4,648 million related to Ziltivekimab (DKK 4,648 million in 2022), all of which are intangible assets under development.

In addition, intellectual property rights contain DKK 6,018 million related to Rybelsus® (DKK 6,584 million in 2022), which has a remaining useful life of 11 years (12 years in 2022), DKK 4,206 million related to Nedosiran (DKK 3,704 million in 2022) with a remaining useful life of 13 years and DKK 9,480 million (DKK 10,251 million in 2022) related to the RNAi technology platform, with a remaining estimated useful life of 21 years (22 years in 2022).
ACCOUNTING POLICIES
Research and development projects
Internal and subcontracted research costs are fully charged to the consolidated income statement in the period in which they are incurred. Consistent with industry practice, development costs are also expensed until regulatory approval is obtained or is probable; refer to note 2.3.

Payments to third parties under collaboration and licence agreements are assessed for the substance of their nature. Payments which represent subcontracted research and development work are expensed as the services are received. Payments which represent rights to the transfer of intellectual property, developed at risk by the third party, are capitalised.

For acquired research and development projects, and intellectual property rights, the likelihood of obtaining future commercial sales is reflected in the cost of the asset, and thus the probability recognition criteria is always considered to be satisfied. As the cost of acquired research and development projects can often be measured reliably, these projects fulfil the capitalisation criteria as intangible assets on acquisition. Subsequent milestone payments payable on achievement of a contingent event (e.g. commencement of phase 3 trials) are accrued and capitalised into the cost of the intangible asset when the achievement of the event is probable. Development costs incurred subsequent to acquisition are treated consistently with internal project development costs.

Recognition and measurement
Intangible assets are initially measured at cost, and are subsequently measured at cost less any accumulated amortisation and any impairment loss.

For intellectual property rights acquired for research and development projects, upfront fees and acquisition costs are capitalised as the historical cost. Subsequent milestone payments payable on achievement of a contingent event will be capitalised when the contingent event being achieved is probable. Intangible assets acquired in a business combination are recognised at fair value at the acquisition date.

Amortisation is based on the straight-line method over the estimated useful life. This corresponds to the legal duration or the economic useful life depending on which is shorter, and not exceeding 25 years in either case. The amortisation of intellectual property rights commences after regulatory approval has been obtained or when assets are put in use.

Amortisation of software is based on the straight-line method over the estimated useful life of 3-15 years. The amortisation commences when the asset is in the location and condition necessary for it to be capable of operating in the manner intended by Management.
Impairment test
Goodwill and intangible assets with an indefinite useful life and intangible assets not yet available for use are tested for impairment when indicators of impairment exist. However, they are tested at least annually, irrespective of whether there is any indication that they may be impaired. Goodwill is allocated to operating segments based on expected future cash flow from products utilizing the synergies and know-how acquired.

Impairment tests are based on Management’s projections and anticipated net present value of estimated future cash flows from marketable products. The discount rate used is based on the Group WACC, adjusted where appropriate, to reflect the risk of the specific asset tested. Fair value is determined using largely unobservable inputs. Accordingly, the valuation technique and inputs used to measure fair value are classified as level 3 in the fair value hierarchy.

Assets that are subject to amortisation are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. Factors considered material that could trigger an impairment test include the following:

•Development of a competing drug
•Realised sales trending below predicted sales
•Changes or anticipated changes in participation rates or reimbursement policies
•Inconsistent or unfavourable clinical readouts
•Changes in the legal framework covering patents, rights and licences
•Advances in medicine and/or technology that affect the medical treatments
•Adverse impact on reputation and/or brand names
•Changes in the economic lives of similar assets
•Relationship to other intangible assets or property, plant and equipment

If the carrying amount of intangible assets exceeds the recoverable amount based on the existence of one or more of the above indicators of an impairment, any impairment is measured based on discounted projected cash flows. Impairments on intangible assets, other than goodwill, are reviewed at each reporting date for possible reversal.

KEY ACCOUNTING ESTIMATES ON INTANGIBLE ASSETS
Impairment tests are based on Management’s projections and anticipated net present value of estimated future cash flows from marketable products.

When collaboration agreements contain elements of acquisition of intangible assets and research and development activities to be performed by the counterpart, Management estimates the allocation of payments that should be deferred to the acquisition of intangible assets and prepaid research and development activities respectively.

DKK million	Land and buildings	Plant and machinery	Other equipment	Assets under construction	Property, plant and equipment
2023
Cost at the beginning of the year	43,403	37,548	8,114	22,361	111,426
Additions during the year	2,681	47	873	27,830	31,431
Disposals during the year	(690)	(952)	(624)	(562)	(2,828)
Transfer and reclassifications	4,246	4,679	731	(9,656)	—
Effect of exchange rate adjustment	(650)	(371)	(115)	(310)	(1,446)
Cost at the end of the year	48,990	40,951	8,979	39,663	138,583
Depreciation and impairment losses at the beginning of the year	16,781	22,935	5,039	—	44,755
Depreciation for the year	2,450	1,919	1,086	—	5,455
Impairment losses for the year	6	118	24	562	710
Depreciation and impairment losses reversed on disposals during the year	(664)	(942)	(597)	(562)	(2,765)
Effect of exchange rate adjustment	(248)	(196)	(89)	—	(533)
Depreciation and impairment losses at the end of the year	18,325	23,834	5,463	—	47,622
Carrying amount at the end of the year	30,665	17,117	3,516	39,663	90,961
2022
Cost at the beginning of the year	41,076	35,944	7,776	11,091	95,887
Additions from acquisition of businesses (note 5.3)	297	2	14	—	313
Additions during the year	706	143	645	13,160	14,654
Disposals during the year	(205)	(123)	(621)	(33)	(982)
Transfer and reclassifications	1,000	1,152	329	(2,481)	—
Effect of exchange rate adjustment	529	430	(29)	624	1,554
Cost at the end of the year	43,403	37,548	8,114	22,361	111,426
Depreciation and impairment losses at the beginning of the year	14,669	21,138	4,718	—	40,525
Depreciation for the year	2,245	1,793	916	—	4,954
Impairment losses for the year	3	10	3	33	49
Depreciation and impairment losses reversed on disposals during the year	(188)	(123)	(615)	(33)	(959)
Effect of exchange rate adjustment	52	117	17	—	186
Depreciation and impairment losses at the end of the year	16,781	22,935	5,039	—	44,755
Carrying amount at the end of the year	26,622	14,613	3,075	22,361	66,671

Depreciation and impairment losses
DKK million	2023	2022	2021
Cost of goods sold	3,968	3,229	2,836
Sales and distribution costs	504	424	409
Research and development costs	1,313	922	736
Administrative costs	354	408	386
Other operating income and expenses	26	20	19
Total depreciation and impairment losses	6,165	5,003	4,386
Of which related to leased assets	1,251	1,052	899
Capital expenditure in the reporting period was primarily related to investments in facility upgrades and new production facilities for active pharmaceutical ingredients (API) for current and future diabetes and obesity care products, mainly in Kalundborg. The investments will establish additional capacity across the entire global value chain from manufacturing of API to assembly and packaging, with the majority being invested in API capacity.

Leased property, plant and equipment
DKK million	2023	2022
Land and buildings	5,157	3,544
Other equipment	768	587
Total	5,925	4,131

Novo Nordisk mainly leases office buildings, warehouses, laboratories and vehicles. The right-of-use asset is presented in property, plant and equipment and the lease liability in borrowings.

In 2023, the total amount recognised in the income statement related to leases was DKK 1,832 million (DKK 1,491 million in 2022 and DKK 1,303 million DKK 2021). The total cash outflow for leases amounted to DKK 2,022 million (DKK 1,438 million in 2022 and DKK 1,275 million in 2021). As of 31 December 2023, the lease liability of DKK 5,726 million excludes potential lease payments of DKK 4,051 million (undiscounted) related to optional lease term extension rights on properties that were not considered reasonably certain to be exercised (DKK 3,723 million in 2022). Refer to note 4.6 for a maturity analysis of lease payments and 5.2 for commitments not recognised in the balance sheet related to leases.
ACCOUNTING POLICIES
Property, plant and equipment is measured at historical cost less accumulated depreciations and any impairment loss. The cost of self-constructed assets includes costs directly attributable to the construction of the assets. Any subsequent cost is included in the asset’s carrying amount or recognised as a separate asset only when it is probable that future economic benefits associated with the item will flow to Novo Nordisk, and the cost of the item can be measured reliably. Depreciation is based on the straight-line method over the estimated useful life of the assets (buildings: 12-50 years, plant and machinery: 5-25 years and other equipment: 3-10 years. Land is not depreciated). Climate-related matters, including the commitment to reach net zero emissions, were considered when estimating the useful lives of property, plant and equipment.

Depreciation commences when the asset is available for use, i.e. when it is in the location and condition necessary for it to be capable of operating in the manner intended by Management. The asset's residual value and useful life is reviewed and adjusted, if appropriate, at the end of each reporting period. If an asset’s carrying amount is higher than its estimated recoverable amount, it is written down to the recoverable amount. Plant and equipment with no alternative use developed as part of a research and development project are expensed. However, plant and equipment with an alternative use or used for general research and development purposes are capitalised and depreciated over the estimated useful life as research and development costs.

For contracts which are, or contain, a lease, the Group recognises a right-of-use asset and a lease liability. The right-of-use asset is initially measured at cost, being the initial amount of the lease liability. The right-of-use asset is subsequently depreciated using the straight-line method over the lease term. The right-of-use asset is periodically adjusted for certain remeasurements of the lease liability and reduced by any impairment losses.

The lease term determined by the Group is the non-cancellable period of a lease, together with extension/termination option, if these are reasonably certain to be exercised. For contracts with a rolling term (evergreen leases), the Group estimates the leasing period to be equal to the termination period, if no probable scenario exists for estimating the leasing period.

If the lease liability is remeasured due to a change in future lease payments a corresponding adjustment is made to the right-of-use asset, or in the income statement when the right-of-use asset has been fully depreciated. For a description of accounting policies for lease liabilities, refer to note 4.9.

3.3 Inventories

DKK million	2023	2022
Raw materials	9,500	6,392
Work in progress	17,601	13,673
Finished goods	7,224	6,038
Total inventories (gross)	34,325	26,103
Write-downs at year-end	(2,514)	(1,715)
Total inventories (net)	31,811	24,388
Indirect production costs included in work in progress and finished goods	13,101	10,640
Share of total inventories (net)	41%	44%
Movements in inventory write-downs:
Write-downs at the beginning of the year	1,715	2,256
Write-downs during the year	1,808	1,110
Utilisation of write-downs	(718)	(1,482)
Reversal of write-downs	(291)	(169)
Write-downs at the end of the year	2,514	1,715

All write-downs in both 2023 and 2022 relate to fully impaired inventory.

ACCOUNTING POLICIES
Inventories are stated at cost or net realisable value, whichever is lower. Cost is determined using the first-in, first-out method. Cost comprises direct production costs such as raw materials, consumables and labour. Production costs for work in progress and finished goods include indirect production costs such as employee costs, depreciation, maintenance, etc. If the expected sales price less completion costs to execute sales (net realisable value) is lower than the carrying amount, a write-down is recognised for the amount by which the carrying amount exceeds its net realisable value.

Inventory manufactured prior to regulatory approval (prelaunch inventory) is capitalised but immediately written down, until there is a high probability of regulatory approval for the product. The cost is recognised in the income statement as research and development costs. Once there is a high probability of regulatory approval being obtained, the write-down is reversed, up to no more than the original cost.

3.4 Trade receivables

DKK million	Gross carrying amount	Loss allowance	Net carrying amount
2023
Not yet due	64,327	(1,095)	63,232
1-90 days	1,557	(160)	1,397
91-180 days	211	(100)	111
181-270 days	111	(81)	30
271-360 days	90	(90)	—
More than 360 days past due	268	(268)	—
Trade receivables	66,564	(1,794)	64,770
EMEA	10,183	(859)	9,324
China	1,865	(9)	1,856
Rest of World	6,396	(843)	5,553
North America Operations	48,120	(83)	48,037
Trade receivables	66,564	(1,794)	64,770
2022
Not yet due	50,649	(920)	49,729
1-90 days	729	(113)	616
91-180 days	194	(77)	117
181-270 days	149	(51)	98
271-360 days	57	(57)	—
More than 360 days past due	302	(302)	—
Trade receivables	52,080	(1,520)	50,560
EMEA	9,486	(859)	8,627
China	1,138	—	1,138
Rest of World	5,297	(632)	4,665
North America Operations	36,159	(29)	36,130
Trade receivables	52,080	(1,520)	50,560

Movements in allowance for doubtful trade receivables
DKK million	2023	2022
Carrying amount at the beginning of the year	1,520	1,430
Reversal of allowance on realised losses	(39)	(15)
Net movement recognised in income statement	413	212
Effect of exchange rate adjustment	(100)	(107)
Allowance at the end of the year	1,794	1,520

Novo Nordisk’s customer base is comprised of government agencies, wholesalers, retail pharmacies and other customers. Novo Nordisk closely monitors the current economic conditions of countries impacted by currency fluctuations, high inflation and an unstable political climate. These indicators, as well as payment history, are taken into account in the valuation of trade receivables. Overall, the country risk ratings in 2023 have remained unchanged from 2022. No loss allowance has been recognised on trade receivables in factoring portfolios in 2023 and 2022. Refer to note 4.4 for more information on the trade receivable programmes.

ACCOUNTING POLICIES
Trade receivables are initially recognised at transaction price and subsequently measured at amortised cost using the effective interest method, less allowance for doubtful trade receivables. The split of trade receivables and allowance for trade receivables is based on the location of the customer.

Before being sold, trade receivables in factoring portfolios are measured at fair value with changes recognised in other comprehensive income. The allowance for doubtful receivables is deducted from the carrying amount of trade receivables, and the amount of the loss is recognised in the income statement under sales and distribution costs. Subsequent recoveries of amounts previously written off are credited against sales and distribution costs.

Management makes allowance for doubtful trade receivables based on the simplified approach to provide for expected credit losses, which requires the use of the lifetime expected loss provision for all trade receivables. The allowance is an estimate based on shared credit risk characteristics and the days past due. Generally, invoices are due for payment within 90 days from shipment of goods. Loss allowance is calculated using an ageing factor, geographical risk and specific customer knowledge. The allowance is based on a provision matrix on days past due and a forward looking element relating mainly to incorporation of Dun & Bradstreet country risk ratings and an individual assessment. Refer to note 4.4 for a general description of credit risk.

3.5 Provisions and contingent liabilities

DKK million	Provisions for sales rebates[1]	Provisions for legal disputes	Provisions for product returns	Other provisions[2]	2023 Total	2022 Total
At the beginning of the year	69,499	2,376	1,030	1,972	74,877	55,894
Additional provisions, including increases to existing provisions	285,266	1,937	1,010	588	288,801	207,715
Amount used during the year	(250,316)	(226)	(531)	(173)	(251,246)	(190,278)
Adjustments, including unused amounts reversed during the year	(2,364)	(240)	12	(431)	(3,023)	(1,668)
Effect of exchange rate adjustment	(2,207)	(61)	11	(25)	(2,282)	3,214
At the end of the year	99,878	3,786	1,532	1,931	107,127	74,877
Non-current liabilities[3]	451	3,763	613	1,822	6,649	4,590
Current liabilities	99,427	23	919	109	100,478	70,287
1. Provisions for sales rebates are related to US Managed Care, Medicare, Medicaid, 340B Drug Pricing Program and other types of US rebates, as well as rebates in a number of European countries and Canada. 2. Other provisions consists of various types of provisions, including obligations in relation to employee benefits such as jubilee benefits. 3. For non-current liabilities, provisions for sales rebates are expected to be settled after one year, provisions for product returns will be utilised in 2024 and 2025. In the case of provisions for legal disputes, the timing of settlement cannot be determined.

Contingent liabilities
Novo Nordisk is currently involved in pending litigations, claims and investigations arising out of the normal conduct of its business. While provisions that Management deems to be reasonable and appropriate have been made for probable losses, there are inherent uncertainties connected with these estimates.

Pending litigation against Novo Nordisk
Since January 2021, Novo Nordisk has made a number of changes to its policy in the US related to facilitating delivery of its discounted medicines to commercial pharmacies that contract with covered entities participating in the 340B Drug Pricing Program. On 30 January 2023, the US Court of Appeals for the Third Circuit issued a ruling holding that Novo Nordisk’s drug distribution policy was consistent with the 340B statute. However, rulings in similar cases involving other manufacturers are pending before the US Courts of Appeals for the Seventh and DC Circuits, and such cases may be subject to further discretionary appellate review before the US Supreme Court. Depending on the outcome of any subsequent rulings and appeals in these matters, there may be a material impact on Novo Nordisk’s financial position, net sales and cash flow.

Mosaic Health Inc. and Central Virginia Health Services, Inc. (both 340B covered entities) filed a putative class action lawsuit in Federal Court in New York against
Novo Nordisk, Eli Lilly and Company, Sanofi and AstraZeneca alleging a conspiracy among the manufacturers to artificially fix prices of diabetes medications through changes to their policies relating to the distribution of 340B drugs. The lawsuit was subsequently dismissed by the Court on 2 September 2022. Plaintiffs have filed an amended complaint. Novo Nordisk does not expect this matter to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.

Novo Nordisk is currently defending several lawsuits, including putative class actions, relating to the pricing of diabetes medicines in the US. The first lawsuit was filed in 2017 and in August 2023 a multi-district litigation was created in the United States District court for the District of New Jersey. Nearly all pending matters also name Eli Lilly and Company and Sanofi as defendants, while certain matters also name Pharmacy Benefit Managers (PBMs) and related entities. Plaintiffs generally allege that the manufacturers and PBMs colluded to artificially inflate list prices paid by consumers for diabetes products, while offering reduced prices to PBMs through rebates used to secure formulary access. Novo Nordisk does not expect the lawsuits to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.

In 2016, Novo Nordisk received a Civil Investigative Demand (CID) from the US Department of Justice (DOJ) relating to potential off-label marketing of NovoSeven® (including high dose and for prophylactic use) and interactions with physicians and patients. The DOJ investigation was likely prompted by a lawsuit filed in 2015 by a former Novo Nordisk employee, who alleged Novo Nordisk caused the submission of false claims to Medicare, Medicaid, Federal Employees Health Benefits Program and private insurers in California as a result of the same conduct that was the subject of the DOJ CID. In May 2023, at the Plaintiffs’ request, the case was transferred to the United States District Court for the Western District of Washington. Following transfer, in July 2023, Plaintiffs filed a motion to revive their nationwide Medicare claims and their Delaware Medicaid claims. Novo Nordisk filed a motion to dismiss these claims. Novo Nordisk does not expect the lawsuits to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.

Novo Nordisk, along with Eli Lilly, are defendants in numerous product liability lawsuits (including in the US) related to the use of GLP-1-based treatments. Plaintiffs have alleged that the use of these treatments, including Ozempic®, Wegovy® and Rybelsus®, have caused various gastrointestinal and other injuries. Novo Nordisk is taking actions to address the lawsuits. Novo Nordisk does not expect these lawsuits to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.

Pending claims against Novo Nordisk and Investigations involving Novo Nordisk
Novo Nordisk has received Civil Investigative Demands (CIDs) or subpoenas from several US authorities including Attorneys General from the states of Minnesota, New Mexico, Washington, Colorado, Vermont, Texas and the US Federal Trade Commission that call for the production of documents and information relating to, among other things, the company’s trade practices relating to its insulin and GLP-1-based products. Novo Nordisk is cooperating with the relevant government authorities in each of these investigative matters and does not expect these matters to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.

In December 2021, Novo Nordisk received a CID from the DOJ relating to the company’s financial relationships with healthcare professional and prescriptions for Ozempic® and Rybelsus® during the period of 1 January 2016 to present. Novo Nordisk is cooperating with the DOJ in this investigation and does not expect this matter to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.

Other contingent liabilities
In addition to the above, Novo Nordisk is engaged in certain litigation proceedings and various ongoing audits and investigations. In the opinion of Management, neither settlement nor continuation of such proceedings, nor such pending audits and investigations, are expected to have a material effect on Novo Nordisk’s financial position, operating profit or cash flow.

ACCOUNTING POLICIES
Provisions for sales rebates and discounts granted to government agencies, wholesalers, retail pharmacies, Managed Care and other customers are recorded at the time the related revenues are recorded or when the incentives are offered. Provisions are calculated based on Management's interpretation of applicable laws and regulations, historical experience and the specific terms in the individual agreements. Unsettled rebates are recognised as provisions when the timing or amount is uncertain. Where absolute amounts are known, the rebates are recognised as other liabilities. Refer to note 2.1 for further information on sales rebates and provisions.

Provisions for legal disputes are recognised where a legal or constructive obligation has been incurred as a result of past events and it is probable that there will be an outflow of resources that can be reliably estimated. In this case, Novo Nordisk arrives at an estimate based on an evaluation of the most likely outcome. Disputes for which no reliable estimate can be made are disclosed as contingent liabilities.

Provisions are measured at the present value of the anticipated expenditure for settlement. This is calculated using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the obligation. The increase in the provision for interest is recognised as a financial expense.

Novo Nordisk issues credit notes for expired goods as a part of normal business. Where there is historical experience or a reasonably accurate estimate of expected future returns can otherwise be made, a provision for estimated product returns is recorded. The provision is measured at gross sales value.

KEY ACCOUNTING ESTIMATES REGARDING ONGOING LEGAL DISPUTES, LITIGATION AND INVESTIGATIONS
Provisions for legal disputes consist of various types of provisions linked to ongoing legal disputes. Management makes estimates regarding provisions and contingencies, including the probability of pending and potential future litigation outcomes. These are by nature dependent on inherently uncertain future events. When determining likely outcomes of litigation, etc., Management considers the input of external counsel on each case, as well as known outcomes in case law. Although Management believes that the total provisions for legal proceedings are adequate based on currently available information, there can be no assurance that there will not be any changes in facts or matters, or that any future lawsuits, claims, proceedings or investigations will not be material.